ADVISORSHARES TRUST

AdvisorShares Dorsey Wright ADR ETF

NYSE Arca Ticker: AADR

Supplement dated December 16, 2016

to the Prospectus and Statement of Additional Information

dated November 1, 2016

This supplement provides new and additional information beyond that contained in the Prospectus and Statement of Additional Information (“SAI”) for the AdvisorShares Dorsey Wright ADR ETF (the “Fund”) and should be read in conjunction with those documents.

At a meeting held today, shareholders of the Fund approved the implementation of a manager of managers arrangement that permits the Fund’s investment adviser, subject to prior approval by the Fund’s Board of Trustees, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Fund’s shareholders. Therefore, the information in the Fund’s Prospectus and SAI is hereby revised to reflect that shareholders have approved the arrangement.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.